FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
                                                 -------------------------------


                              TRANSNET CORPORATION
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             (Exact name of registrant as specified in its charter)


     DELAWARE                            0-8693                  22-1982295
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


         45 COLUMBIA ROAD, SOMERVILLE, NJ                          08876
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (908) 253-0500
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.  REGULATION FD DISCLOSURE


On September 2, 2004, TransNet Corporation issued a press release announcing the results of the fiscal year ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1.





                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TransNet Corporation
                                           (Registrant)

Date  September 3, 2004
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                                           /s/ Steven J. Wilk
                                           -------------------------------------
                                           Steven J. Wilk
                                           President and Chief Executive Officer